SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 24, 2005

H&E EQUIPMENT SERVICES L.L.C.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Louisiana	333-99589	72-1287046
(State or other jurisdiction of incorporation	333-99587 (Commission File Numbers)	(IRS Employer Identification No.)

11100 Mead Road, Suite 200, Baton Rouge, Louisiana 70816
(Address of Principal Executive Offices, including Zip Code)

(225) 298-5200
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

As of August 26, 2005, H&E Equipment Services L.L.C. (the “Company”) was granted a waiver (the “Waiver”) under its Credit Agreement, as amended, by and among the Company, Great Northern Equipment Services L.L.C. (together with the Company, the “Borrowers”), H&E Holdings, L.L.C., GNE Investments, Inc., H&E Finance Corp., General Electric Capital Corporation and the Lenders party thereto (the “Credit Agreement”).  The Credit Agreement provides us with our revolving credit facility.

Pursuant to the Waiver, our lenders under the Credit Agreement have waived our non-compliance with, and the effects of our non-compliance under, various representations and non-financial covenants contained in the Credit Agreement affected by the accounting adjustments in connection with the restatement described under “Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review” of this Current Report.  As a result of the restatement, among other things, we would no longer be able to make the representations under the Credit Agreement concerning the conformity with GAAP of our previously delivered financial statements, or confirm our prior compliance with certain obligations concerning the maintenance of our books and records in accordance with GAAP.  Because the restatement is not expected to result in our having breached any of the financial covenants in the Credit Agreement, the Waiver does not waive or modify any such financial covenants.  As a result of the Waiver, we continue to have full access to our revolving credit facility under the Credit Agreement.

There is no material relationship between the borrowers under our Credit Agreement and the administrative agent or the lenders, other than as parties to the Credit Agreement, the Waiver and certain other loans made in the ordinary course to various of our operating subsidiaries.

Item 2.02                                         Results of Operations and Financial Condition.

On August 26, 2005, the Company issued a press release announcing that it intends to restate its audited financial results for the fiscal years ended December 31, 2002 and 2003.  The full text of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1, and is incorporated by reference herein.

The information in the attached Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

This Current Report on Form 8-K and Exhibit 99.1 contain forward-looking statements within the meaning of the federal securities laws.  These forward-looking statements are based on current expectations and are not guarantees of future performance.  Further, the forward-looking statements are subject to the limitations listed in Exhibit 99.1 and in the company’s other SEC reports, including that actual events or results may differ materially from those in the forward-looking statements.

Item 4.02                                           Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

The Company’s Board of Directors, including its Audit Committee, concluded on August 24, 2005, to restate its audited financial results for the fiscal years ended December 31, 2002 and 2003 (the “Restatement”).  The Restatement primarily relates to the treatment of deferred taxes in connection with the Company’s combination with ICM Equipment Company on June 17, 2002.

The Audit Committee discussed the Restatement with BDO Seidman L.L.P., the Company’s registered public accounting firm.  The Company will include the restated results for the fiscal years ended December 31, 2002 and 2003 in their 2004 Annual Report on Form 10-K.  In the interim, investors should no longer rely on the financial statements currently on file with the SEC in the Company’s Forms 10-K for the fiscal years ended December 31, 2003 and 2002 and the related auditor’s report therein, and its unaudited financial statements for all interim periods through September 30, 2004.

Item 8.01                                           Other Events.

A.            Delay in Filing Report on Form 10-Q

The Company will delay filing its June 30, 2005 Form 10-Q as described in the press release issued by the Company on August 26, 2005.  This press release is attached as Exhibit 99.1 to this Report.

B.            EBITDA and Adjusted EBITDA

We define EBITDA as net income (loss) from continuing operations before interest expense, income taxes, and depreciation and amortization.  We define Adjusted EBITDA as EBITDA as adjusted for the loss from litigation that was recorded in 2003.  We use EBITDA and Adjusted EBITDA in our business operations to, among other things, evaluate the performance of our operating segments, develop budgets and measure our performance against those budgets.  We also believe that analysts and investors use EBITDA and Adjusted EBITDA as supplemental measures to evaluate a company’s overall operating performance.  We find it a useful tool to assist us in evaluating performance because it eliminates items related to corporate overhead and capital structure, taxes and other non-cash charges.  However, EBITDA and Adjusted EBITDA, which do not represent operating income or net cash provided by operating activities as those items are defined by GAAP, should not be considered by prospective purchasers of securities to be an alternative to operating income or cash flow from operations or indicative of whether cash flows will be sufficient to fund our future cash requirements.  EBITDA and Adjusted EBITDA are not complete net cash flow measures or measures of liquidity because EBITDA and Adjusted EBITDA do not include reductions for cash payments for an entity’s obligation to service its debt, fund its working capital, make capital expenditures and acquisitions and pay its income taxes.  Rather, EBITDA and Adjusted EBITDA are two potential indicators of an entity’s ability to fund these cash requirements.  EBITDA and Adjusted EBITDA also are not measures of profitability because they do not include costs and expenses for depreciation and amortization, interest and related expenses and income taxes.  Also, because EBITDA and Adjusted EBITDA are not calculated in the same manner by all companies, they may not be comparable to other similarly titled measures used by other companies.

Item 9.01 Financial Statements and Exhibits.

(c)                                  Exhibits

99.1 Press Release issued by H&E Equipment Services L.L.C. on August 26, 2005.

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

H&E EQUIPMENT SERVICES L.L.C.

Date: August 26, 2005

/s/ LESLIE S. MAGEE
	By:	Leslie S. Magee
	Its:	Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release issued by H&E Equipment Services L.L.C. on August 26, 2005.